EXHIBIT 99.01

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made as of May 20, 2014, by and between StemGen, Inc., a Delaware corporation (the “Company”) and Landor Investment Corp., a Panama corporation (“Purchaser”).

The parties hereby agree as follows.

1.     PURCHASE AND SALE OF COMMON STOCK.

1.1  Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, Purchaser agrees to purchase at the Closing (as defined below), and the Company agrees to sell and issue to Purchaser at the Closing, ten million shares of Common Stock (“Common Stock”), $.001 par value per share at a purchase price of Three Cents ($0.0297) per share, for a total purchase price of $297,000 (the “Purchase Price”). Delivered proceeds will be utilized for sole purpose of paying and discharging all liabilities of the Company, direct, indirect disclosed, undisclosed, liquidated or contingent.

1.2  Closing; Delivery.

1.2.1       The purchase and sale of the Common Stock shall take place remotely via the exchange of documents and signatures on the date of this Agreement or at such other time and place as the Company and the Purchaser mutually agree upon, orally or in writing (which time and place are designated as the “Closing”).

1.2.2       At the Closing, the Company shall deliver to Purchaser a certificate representing the Common Stock being purchased by Purchaser at the Closing, against payment of the purchase price therefor by check payable to the Company, wire transfer to a bank account designated by the Company, or any combination of such methods.

2.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Purchaser that the following representations are true and complete as of the date of the Closing, except as otherwise indicated.

2.1            Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all corporate power and corporate authority required to execute, deliver and perform its obligations under this Agreement.

2.2            Capitalization. The authorized capital of the Company consists, immediately prior to the Closing (unless otherwise noted), of the following:

2.2.1       Twenty million (20,000,000) shares of the common stock of the Company, $.01 par value per share (“Common Stock”), One Hundred Eighty Three, Nine Hundred and Twenty-Seven (183,927) shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable and were issued in material compliance with all applicable federal and state securities laws.

2.2.2       One million (1,000,000) shares of the preferred stock of the Company, $.01 par value per share (“Preferred Stock”), none of which will be issued and outstanding.

2.2.3       There are no other outstanding preemptive rights, options, warrants, conversion privileges or rights (including but not limited to rights of first refusal or similar rights), orally or in writing, to purchase or acquire any securities from the Company including, without limitation, any shares of Common Stock, or Preferred Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock or Preferred Stock.

2.3            Subsidiaries. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

2.4            Authorization. All corporate action has been taken, or will be taken prior to the Closing, on the part of the Company’s Board of Directors and stockholders that is necessary for the authorization, execution and delivery of this Agreement by the Company and the performance by the Company of its obligations to be performed as of the date hereof under this Agreement. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.5            Valid Issuance of Common Stock. The Common Stock, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be duly authorized, validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, applicable state and federal securities laws and any liens or encumbrances created by or imposed by Purchaser. Based in part on the accuracy of the representations of Purchaser in Section 3 of this Agreement and subject to filings pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, the offer, sale and issuance of the Common Stock to be issued pursuant to and in conformity with the terms of this Agreement and the issuance of the Common Stock will be issued in compliance with all applicable federal and state securities laws. Based in part upon the representations of the Purchaser in Section 3 of this Agreement, and subject to filings pursuant to Section 4(a)2) of the Securities Act and applicable state securities laws, the Common Stock issuable will be issued in compliance with all applicable federal and state securities laws.

2.6            Litigation. There is no pending action, suit, proceeding, arbitration, mediation, complaint, claim, charge or investigation before any court, arbitrator, mediator or governmental body, or to the Company’s knowledge, currently threatened in writing (a) against the Company or (b) against any officer, director or key employee of the Company arising out of his or her employment or Board relationship with the Company or that could otherwise materially impact the Company.

2.7            Compliance with Other Instruments. The Company is not in violation or default (a) of any provisions of the Restated Certificate or Bylaws, (b) of any judgment, order, writ or decree of any court or governmental entity, (c) under any agreement, instrument, contract, lease, note, indenture, mortgage or purchase order to which it is a party that is required to be listed on the Disclosure Schedule, or, (d) to its knowledge, of any provision of federal or state statute, rule or regulation materially applicable to the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated thereby will not result in any such violation or default, or constitute, with or without the passage of time and giving of notice, either (i) a default under any such judgment, order, writ, decree, agreement, instrument, contract, lease, note, indenture, mortgage or purchase order or (ii) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

2.8            Title to Property and Assets. The Company owns its properties and assets free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the Company. With respect to the property and assets it leases, the Company is in material compliance with each such lease.

2.9            Agreements. Except for this Agreement, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party which have not previously been provided to Purchaser.

3.     REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to the Company as follows:

3.1            Authorization. Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by Purchaser, will constitute the valid and legally binding obligation of Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (b) the effect of rules of law governing the availability of equitable remedies.

3.2            Purchase Entirely for Own Account. This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s execution of this Agreement, Purchaser hereby confirms, that the Common Stock to be acquired by Purchaser will be acquired for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Common Stock. Purchaser has not been formed for the specific purpose of acquiring the Common Stock.

3.3            Disclosure of Information. Purchaser has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Common Stock with the Company’s management. Purchaser acknowledges that it is not relying upon any person, other than the Company and its officers and directors, in making its investment or decision to invest in the Common Stock. Nothing in this Section 3 limits or modifies the representations and warranties of the Company in Section 2 of this Agreement or the right of Purchaser to rely thereon.

3.4            Restricted Securities. Purchaser understands that the Common Stock have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser’s representations as expressed herein. Purchaser understands that the shares of Common Stock are “restricted securities” under applicable United States federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Common Stock indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Common Stock for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Common Stock, and on requirements relating to the Company which are outside of Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

3.5            No/Limited Public Market. Purchaser understands that only a limited public market now exists for the Company’s Common Stock, and that the Company has made no assurances that a more extensive public market will ever exist for the Common Stock.

3.6            Legends. Purchaser understands that the Common Stock will bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.”

3.7            Accredited and Sophisticated Investor. Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Purchaser is an investor in securities of companies in the development stage and acknowledges that Purchaser is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock. If other than an individual, Purchaser also represents it has not been organized for the purpose of acquiring the Common Stock.

3.8            No General Solicitation. Neither Purchaser nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (a) engaged in any general solicitation with respect to the offer and sale of the Common Stock, or (b) published any advertisement in connection with the offer and sale of the Common Stock.

3.9            Residence. The office of Purchaser in which it maintains its principal place of business is identified in the address of Purchaser set forth on Exhibit A.

4.     GENERAL PROVISIONS.

4.1            Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.2            Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

4.3            Counterparts; Facsimile. This Agreement may be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4.4            Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.5            Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or Exhibit A, or to such address or facsimile number as subsequently modified by written notice given in accordance with this Section 4.5. If notice is given to the Company, it shall be sent to StemGen, Inc., 8280 Willow Oaks Corporate Drive, Suite 600, Fairfax, Virginia 22031, Attention: C.W. Gilluly, Chief Executive Officer; and a copy (which shall not constitute notice) shall also be sent to Eric Stoppenhagen Esq. eric@stoppenhagen.com. A copy of all notices shall be sent via electronic mail.

4.6            No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

4.7            Amendments and Waivers. Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and the holder(s) of a majority of the then-outstanding Common Stock. Any amendment or waiver effected in accordance with this Section 4.7 shall be binding upon Purchaser and each transferee of the Common Stock, each future holder of all such securities, and the Company.

4.8            Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

4.9            Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

4.10         Entire Agreement. This Agreement (including the Exhibits hereto) and the Restated Certificate constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

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IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first written above.

Company:

STEMGEN, INC.

By: _

Name: _____________________________

Title: ______________________________

PURCHASER:

By:

Name: _____________________________

Title:

EXHIBIT A

Schedule of Purchaser(s)

Name and Address of Purchaser(s)	Shares of Common Stock	Purchase Price
Landor Investment Corp., a Panama Corporation	10,000,000	$297,000

TOTALS:	10,000,000	$297,000